UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event

reported): March 23, 2010

Emerson Electric Co.

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(Exact Name of Registrant as Specified in Charter)

Missouri --------------------------- (State or Other Jurisdiction of Incorporation)	1-278 ------------------- (Commission File Number)	43-0259330 --------------------------- (I.R.S. Employer Identification Number)

8000 West Florissant Avenue St. Louis, Missouri ---------------------------------------------------- (Address of Principal Executive Offices)	63136 ------------------ (Zip Code)

Registrant’s telephone number, including area code:

(314) 553-2000

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      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

The following information is furnished pursuant to Regulation FD.

Emerson GAAP Underlying Orders – 3 Month Summary

(Percent change.  Trailing 3-month average versus prior year.)

	December ‘09	January ‘10	February ‘10
Process Management	-15 to -10	-10 to -5	-10 to -5
Industrial Automation	-15 to -10	-5 to 0	+5
Network Power	0 to +5	+10 to +15	+5 to +10
Climate Technologies	+15 to +20	>+20	>+20
Appliance and Tools	-5 to 0	0 to +5	0 to +5
Total Emerson	-5 to 0	0 to +5	+5 to +10

February 2010 Order Comments:

Emerson’s trailing three-month order rate was up 5 to 10 percent, with currency positively impacting orders by approximately 2 percentage points.  The trailing three-month order trends excluding currency moved positive for the first time since October 2008 and are now positive in four out of the five business segments: Industrial Automation, Network Power, Climate Technologies, and Appliance and Tools.

The trailing three-month order rate for Process Management was down 5 to 10 percent, with a negligible impact from currency exchange rates. The trailing three-month underlying orders excluding currency have shown sequential improvement each month since October 2009. Order declines continued to moderate in the MRO portion of the business.

Industrial Automation order trends moved positive with strength in the electronic drives and mechanical power transmission businesses.  Order trends continued to moderate in the power generating alternators business.  Currency exchange rates positively impacted orders by approximately 4 percentage points.

Network Power trailing three-month order trends excluding currency remained at levels similar to the prior month.  There was a smaller positive effect from currency in the reported GAAP order rate this month versus the prior month.  The embedded power business and network power business in Asia remained strong.

Climate Technologies orders grew across all businesses including continued strength from Asia.

Appliance and Tools order trends were consistent with the prior month with growth in the professional tools and consumer-related businesses.

Upcoming Investor Events:

Emerson senior management will discuss the Company’s second quarter 2010 results during an investor conference call that will be held on Tuesday, May 4, 2010.  The call will begin at 2:00 p.m. Eastern Daylight Time (1:00 p.m. Central Daylight Time).

All interested parties may listen to the live conference call via the Internet by going to the Investor Relations area of Emerson’s website at www.Emerson.com/financial and completing a brief registration form. A replay of the conference call will be available for the next three months at the same location on the website.

May 19, 2010 – 2010 Electrical Products Group Conference

            Location:  Longboat Key, Florida

            Time:  10:45 a.m. to 11:25 a.m. Eastern Daylight Time

            Presenter: David N. Farr, Chairman, Chief Executive Officer and President

Presentation:  The presentation slides will be posted at the presentation starting time in the Investor Relations area of Emerson’s website at www.Emerson.com/financial.  The presentation slides will be available for approximately one week thereafter at the same location on the website.

Updates and further details on these and other upcoming events will be posted in the Calendar of Events area in the Investor Relations section of the corporate website as they occur.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date: March 23, 2010	By:	/s/ Timothy G. Westman
Timothy G. Westman Vice President, Associate General Counsel and Assistant Secretary